SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 20, 1999



                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



    Delaware                            0-277716                    13-3870836
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(State or other jurisdiction      (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)



 6 Executive Plaza, Yonkers, New York                           10701
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 20, 1999, the Board of Directors of the Registrant adopted Amended and Restated Bylaws of Yonkers Financial Corporation.

     On July 26, 1999, the Registrant issued the attached press release announcing its earnings for the quarter and nine months ended June 30, 1999 and declared a quarterly cash dividend of $0.08 per share.

Item 7.  Financial Statements and Exhibits

         (a) Exhibits

             99.1   Amended and Restated Bylaws of Yonkers Financial Corporation

             99.2   Press Release, dated May 25, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                YONKERS FINANCIAL CORPORATION




Date: July 29, 1999              By: /s/ Richard F. Komosinski
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                                     Richard F. Komosinski, President


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